EXHIBIT 4.27
EIGHTH SUPPLEMENTAL INDENTURE
dated as of April 21, 2011
among
K. HOVNANIAN ENTERPRISES, INC.
HOVNANIAN ENTERPRISES, INC.
The Other Guarantors Party Hereto
and
DEUTSCHE BANK NATIONAL TRUST COMPANY
as Trustee

8⅝% Senior Notes due 2017

1

          THIS EIGHTH SUPPLEMENTAL INDENTURE, dated as of April 21, 2011 (this “Eighth Supplemental Indenture”), to the Indenture dated as of November 3, 2003 (the “Base Indenture”), among K. Hovnanian Enterprises, Inc., a California corporation (the “Issuer”), Hovnanian Enterprises, Inc. (the “Company”), each of the entities listed on Schedule I hereto (each an “Undersigned” or “Guarantor”) and Deutsche Bank National Trust Company, as successor trustee (the “Trustee”) (the Base Indenture as amended and supplemented to the date hereof, the “Indenture”).
W I T N E S S E T H:
          WHEREAS, the Issuer, the Company, the Guarantors and the Trustee have heretofore entered into the Seventh Supplemental Indenture dated as of June 12, 2006 (the “Seventh Supplemental Indenture”) to the Indenture, and the 8⅝% Senior Notes due 2017 (the “Notes”) of the Issuer have been issued pursuant thereto;
          WHEREAS, the Issuer has solicited consents (each a “Consent” and collectively the “Consents”) of Holders to the amendment of the Indenture and to the Notes set forth in Section 2 of this Eighth Supplemental Indenture (the “Amendment”) upon the terms and subject to the conditions set forth in the Consent Solicitation Statement, dated April 12, 2011 (the “Statement”), and in the related Consent Form (the “Consent Form” and, together with the Statement, the “Consent Documents”);
          WHEREAS, Section 8.2 of the Base Indenture provides that the Issuer, the Company, the Guarantors and the Trustee may amend or supplement the Indenture, the Notes and the Guarantees with the written consent of the Holders of a majority in principal amount of the outstanding Notes;
          WHEREAS, the Issuer has received and delivered to the Trustee written evidence of the Consents from Holders of more than a majority of the outstanding aggregate principal amount of the Notes to effect the Amendment;
          WHEREAS, the Issuer, the Company and the Guarantors have been authorized by a resolution of their respective Board of Directors, or the Board of Directors of their ultimate sole or managing member, as the case may be, to enter into this Eighth Supplemental Indenture; and
          WHEREAS, all other acts and proceedings required by law, by the Indenture and by the organizational documents of the Issuer, the Company and the Guarantors to make this Eighth Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been duly done and performed;
          NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Company, the Guarantors and the Trustee hereby agree as follows:

2

     SECTION 1. Definitions.
          Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.
     SECTION 2. Modification of Certain Definitions in Article 2.
          (a) Article 2 of the Seventh Supplemental Indenture is amended by adding, after the end of clause (x) of the definition of “Permitted Liens,” a new clause (y) as follows:
          ”(y) Liens securing Indebtedness permitted to be incurred under the Indenture (and all obligations in respect thereof); provided, that the amount of Indebtedness secured by Liens incurred pursuant to this clause (y) shall not exceed $12.2 million and provided, further that the amount of Indebtedness secured by Liens incurred pursuant to this clause (y) shall be used to pay the redemption and/or repurchase price of the Issuer’s 11 1/2% Senior Secured Notes due 2013 issued pursuant to the indenture, dated as of May 27, 2008, by and among the Issuer, Hovnanian, the other guarantors named therein and Wilmington Trust Company, as trustee and the Issuer’s 18% Senior Secured Notes due 2017 issued pursuant to the indenture, dated as of December 3, 2008, by and among the Issuer, Hovnanian and the other guarantors named therein and Wilmington Trust Company, as trustee.”
     SECTION 3. This Eighth Supplemental Indenture will become effective immediately upon its execution and delivery but the Amendment set forth in Section 2 of this Eighth Supplemental Indenture will not become operative unless and until payment of the Consent Consideration (as defined in the Consent Documents) in respect of all Consents that were validly delivered (and not revoked) on or prior to the Expiration Date (as defined in the Consent Documents).
     SECTION 4. This Eighth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.
     SECTION 5. This Eighth Supplemental Indenture may be signed in various counterparts, which together will constitute one and the same instrument.
     SECTION 6. This Eighth Supplemental Indenture is an amendment supplemental to the Indenture, and the Indenture and this Eighth Supplemental Indenture will henceforth be read together.
     SECTION 7. Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Notes shall remain in full force and effect.
     SECTION 8. If any provision of this Eighth Supplemental Indenture limits, qualifies or conflicts with another provision of this Eighth Supplemental Indenture or the Indenture that is required to be included by the Trust Indenture Act of 1939 as in force at the date as of which this Eighth Supplemental Indenture is executed, the provision required by said Act shall control.

3

     SECTION 9. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Eighth Supplemental Indenture or for or in respect of the Recitals contained herein, all of which are made solely by the Issuer, the Company and each of the undersigned.
[Signature Pages Follow]

4

          IN WITNESS WHEREOF, the parties hereto have caused this Eighth Supplemental Indenture to be duly executed as of the date first above written.

K. HOVNANIAN ENTERPRISES, INC., as Issuer
By:	/s/ David G. Valiaveedan
	Name:	David G. Valiaveedan
	Title:	Vice President - Finance and Treasuer

HOVNANIAN ENTERPRISES, INC.
By:	/s/ David G. Valiaveedan
	Name:	David G. Valiaveedan
	Title:	Vice President - Finance and Treasuer

On behalf of each of the entities listed on Schedule I hereto
By:	/s/ David G. Valiaveedan
	Name:	David G. Valiaveedan
	Title:	Vice President - Finance and Treasuer

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee
By:	/s/ George F. Kubin
	Name:	George F. Kubin
	Title:	Vice President

By:	/s/ Victoria Y. Douyon
	Name:	Victoria Y. Douyon
	Title:	Vice President

[8 5/8% Senior Notes due 2017 Supplemental Indenture]

SCHEDULE I
AUDDIE ENTERPRISES, L.L.C.
BUILDER SERVICES NJ, L.L.C.
BUILDER SERVICES NY, L.L.C.
BUILDER SERVICES PA, L.L.C.
DULLES COPPERMINE, L.L.C.
EASTERN NATIONAL TITLE AGENCY, LLC
EASTERN TITLE AGENCY, INC.
F&W MECHANICAL SERVICES, L.L.C.
FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.
FOUNDERS TITLE AGENCY, INC.
GOVERNOR’S ABSTRACT CO., INC.
HOMEBUYERS FINANCIAL SERVICES, L.L.C.
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.
HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF GEORGIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF NEW JERSEY, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF TEXAS LLC
HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP, L.L.C.
K. HOV INTERNATIONAL, INC.
K. HOV IP, INC.
K. HOV IP, II, INC.
K. HOVNANIAN ACQUISITIONS, INC.
K. HOVNANIAN AT 4S, LLC
K. HOVNANIAN AT ACQUA VISTA, LLC
K. HOVNANIAN AT ALISO, LLC
K. HOVNANIAN AT ALLENTOWN, L.L.C.
K. HOVNANIAN AT ALMOND ESTATES, LLC
K. HOVNANIAN AT ANDALUSIA, LLC
K. HOVNANIAN AT ARBOR HEIGHTS, LLC
K. HOVNANIAN AT AVENUE ONE, L.L.C.
K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.
K. HOVNANIAN AT BARNEGAT I, L.L.C.
K. HOVNANIAN AT BARNEGAT II, L.L.C.
K. HOVNANIAN AT BELLA LAGO, LLC
K. HOVNANIAN AT BENSALEM, LLC
K. HOVNANIAN AT BERKELEY, L.L.C.
K. HOVNANIAN AT BERNARDS V, L.L.C.
K. HOVNANIAN AT BLUE HERON PINES, L.L.C.
K. HOVNANIAN AT BRANCHBURG, L.L.C.

K. HOVNANIAN AT BRIDGEPORT, INC.
K. HOVNANIAN AT BRIDGEWATER I, L.L.C.
K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.
K. HOVNANIAN AT CALABRIA, INC.
K. HOVNANIAN AT CAMDEN I, L.L.C.
K. HOVNANIAN AT CAMERON CHASE, INC.
K. HOVNANIAN AT CAMP HILL, L.L.C.
K. HOVNANIAN AT CAPISTRANO, L.L.C.
K. HOVNANIAN AT CARLSBAD, LLC
K. HOVNANIAN AT CARMEL DEL MAR, INC.
K. HOVNANIAN AT CARMEL VILLAGE, LLC
K. HOVNANIAN AT CASTILE, INC.
K. HOVNANIAN AT CEDAR GROVE III, L.L.C.
K. HOVNANIAN AT CEDAR GROVE V, L.L.C.
K. HOVNANIAN AT CHAPARRAL, INC.
K. HOVNANIAN AT CHARTER WAY, LLC
K. HOVNANIAN AT CHESTER I, L.L.C.
K. HOVNANIAN AT CHESTERFIELD, L.L.C.
K. HOVNANIAN AT CIELO, L.L.C.
K. HOVNANIAN AT CLIFTON, L.L.C.
K. HOVNANIAN AT COASTLINE, L.L.C.
K. HOVNANIAN AT CORTEZ HILL, LLC
K. HOVNANIAN AT CRANBURY, L.L.C.
K. HOVNANIAN AT CRESTLINE, INC.
K. HOVNANIAN AT CURRIES WOODS, L.L.C.
K. HOVNANIAN AT DENVILLE, L.L.C.
K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.
K. HOVNANIAN AT DOMINGUEZ HILLS, INC.
K. HOVNANIAN AT DOVER, L.L.C.
K. HOVNANIAN AT EAST BRANDYWINE, L.L.C.
K. HOVNANIAN AT EASTLAKE, LLC
K. HOVNANIAN AT EDGEWATER II, L.L.C.
K. HOVNANIAN AT EDGEWATER, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.
K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.
K. HOVNANIAN AT EL DORADO RANCH, L.L.C.
K. HOVNANIAN AT ELK TOWNSHIP, L.L.C.
K. HOVNANIAN AT ENCINITAS RANCH, LLC
K. HOVNANIAN AT EVERGREEN, L.L.C.
K. HOVNANIAN AT EWING, L.L.C.
K. HOVNANIAN AT EWING II, LLC
K. HOVNANIAN AT FAIR OAKS, L.L.C.
K. HOVNANIAN AT FIDDYMENT RANCH, LLC
K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.
K. HOVNANIAN AT FLORENCE II, L.L.C.
K. HOVNANIAN AT FOREST MEADOWS, L.L.C.
K. HOVNANIAN AT FRANKLIN, L.L.C.
K. HOVNANIAN AT FRANKLIN II, L.L.C.
K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.
K. HOVNANIAN AT FRESNO, LLC
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.
K. HOVNANIAN AT GILROY, LLC
K. HOVNANIAN AT GREAT NOTCH, L.L.C.
K. HOVNANIAN AT GRIDLEY, LLC
K. HOVNANIAN AT GUTTENBERG, L.L.C.
K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.
K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.
K. HOVNANIAN AT HAMBURG, L.L.C.
K. HOVNANIAN AT HAWTHORNE, L.L.C.
K. HOVNANIAN AT HAZLET, L.L.C.
K. HOVNANIAN AT HERSHEY’S MILL, INC.
K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.
K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.
K. HOVNANIAN AT HILLTOP, L.L.C.
K. HOVNANIAN AT HOWELL, LLC
K. HOVNANIAN AT HUDSON POINTE, L.L.C.
K. HOVNANIAN AT JACKSON I, L.L.C.
K. HOVNANIAN AT JACKSON, L.L.C.
K. HOVNANIAN AT JAEGER RANCH, LLC
K. HOVNANIAN AT JERSEY CITY IV, L.L.C.
K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.
K. HOVNANIAN AT KEYPORT, L.L.C.
K. HOVNANIAN AT KING FARM, L.L.C.
K. HOVNANIAN AT LA COSTA GREENS, L.L.C.
K. HOVNANIAN AT LA COSTA, LLC
K. HOVNANIAN AT LA HABRA KNOLLS, LLC
K. HOVNANIAN AT LA LAGUNA, L.L.C.
K. HOVNANIAN AT LA PAZ, LLC
K. HOVNANIAN AT LA TERRAZA, INC.
K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.
K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC
K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.
K. HOVNANIAN AT LANDMARK, LLC
K. HOVNANIAN AT LARKSPUR, LLC
K. HOVNANIAN AT LAWRENCE V, L.L.C.
K. HOVNANIAN AT LEE SQUARE, L.L.C.
K. HOVNANIAN AT LINWOOD, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR III, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.
K. HOVNANIAN AT LIVE OAK II, LLC
K. HOVNANIAN AT LONG BRANCH I, L.L.C.
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND II, L.L.C.
K. HOVNANIAN AT LOWER MORELAND III, L.L.C.
K. HOVNANIAN AT MACUNGIE, L.L.C.
K. HOVNANIAN AT MAHWAH VI, INC.
K. HOVNANIAN AT MALAN PARK, L.L.C.
K. HOVNANIAN AT MANALAPAN III, L.L.C.
K. HOVNANIAN AT MANSFIELD I, L.L.C.
K. HOVNANIAN AT MANSFIELD II, L.L.C.
K. HOVNANIAN AT MANSFIELD III, L.L.C.
K. HOVNANIAN AT MANTECA, LLC
K. HOVNANIAN AT MAPLE AVENUE, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.
K. HOVNANIAN AT MARLBORO VI, L.L.C.
K. HOVNANIAN AT MARLBORO VII, L.L.C.
K. HOVNANIAN AT MATSU, L.L.C.
K. HOVNANIAN AT MELANIE MEADOWS, LLC
K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.
K. HOVNANIAN AT MENIFEE, LLC
K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.
K. HOVNANIAN AT MIDDLETOWN II, L.L.C.
K. HOVNANIAN AT MILLVILLE I, L.L.C.
K. HOVNANIAN AT MILLVILLE II, L.L.C.
K. HOVNANIAN AT MONROE II, INC.
K. HOVNANIAN AT MONROE IV, L.L.C.
K. HOVNANIAN AT MONROE NJ, L.L.C.
K. HOVNANIAN AT MONTVALE, L.L.C.
K. HOVNANIAN AT MONTVALE II, LLC
K. HOVNANIAN AT MOSAIC, LLC
K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.
K. HOVNANIAN AT MUIRFIELD, LLC
K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT NEW WINDSOR, L.L.C.
K. HOVNANIAN AT NORTH BERGEN. L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.
K. HOVNANIAN AT NORTH CALDWELL, L.L.C.
K. HOVNANIAN AT NORTH HALEDON, L.L.C.
K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.
K. HOVNANIAN AT NORTHAMPTON, L.L.C.
K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.
K. HOVNANIAN AT NORTHFIELD, L.L.C.
K. HOVNANIAN AT NORTHLAKE, INC.
K. HOVNANIAN AT OCEAN TOWNSHIP, INC.
K. HOVNANIAN AT OCEAN WALK, INC.
K. HOVNANIAN AT OCEANPORT, L.L.C.
K. HOVNANIAN AT OLD BRIDGE, L.L.C.
K. HOVNANIAN AT OLDE ORCHARD, LLC
K. HOVNANIAN AT PACIFIC BLUFFS, LLC
K. HOVNANIAN AT PARAMUS, L.L.C.
K. HOVNANIAN AT PARK LANE, LLC
K. HOVNANIAN AT PARKSIDE, LLC
K. HOVNANIAN AT PARSIPPANY, L.L.C.
K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.
K. HOVNANIAN AT PERKIOMEN II, INC.
K. HOVNANIAN AT PHILADELPHIA II, L.L.C.
K. HOVNANIAN AT PHILADELPHIA III, L.L.C.
K. HOVNANIAN AT PHILADELPHIA IV, L.L.C.
K. HOVNANIAN AT PIAZZA D’ORO, L.L.C.
K. HOVNANIAN AT PIAZZA SERENA, L.L.C.
K. HOVNANIAN AT PITTSGROVE, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.
K. HOVNANIAN AT POSITANO, LLC
K. HOVNANIAN AT PRADO, L.L.C.
K. HOVNANIAN AT RANCHO 79, LLC
K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.
K. HOVNANIAN AT RANCHO SANTA MARGARITA, LLC
K. HOVNANIAN AT RANDOLPH I, L.L.C.
K. HOVNANIAN AT RAPHO, L.L.C.
K. HOVNANIAN AT READINGTON II, L.L.C.
K. HOVNANIAN AT RED BANK, L.L.C.
K. HOVNANIAN AT RIDGEMONT, L.L.C.
K. HOVNANIAN AT RIVERBEND, LLC

K. HOVNANIAN AT RIVERCREST, LLC
K. HOVNANIAN AT RODERUCK, L.L.C.
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.
K. HOVNANIAN AT ROWLAND HEIGHTS, LLC
K. HOVNANIAN AT SAGE, L.L.C.
K. HOVNANIAN AT SAN SEVAINE, INC.
K. HOVNANIAN AT SANTA FE SPRINGS, LLC
K. HOVNANIAN AT SANTA NELLA, LLC
K. HOVNANIAN AT SARATOGA, INC.
K. HOVNANIAN AT SAWMILL, INC.
K. HOVNANIAN AT SAYREVILLE, L.L.C.
K. HOVNANIAN AT SHELDON GROVE, LLC
K. HOVNANIAN AT SHREWSBURY, LLC
K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.
K. HOVNANIAN AT SIERRA ESTATES, LLC
K. HOVNANIAN AT SILVER SPRING, L.L.C.
K. HOVNANIAN AT SKYE ISLE, LLC
K. HOVNANIAN AT SMITHVILLE III, L.L.C.
K. HOVNANIAN AT SMITHVILLE, INC
K. HOVNANIAN AT SOMERS POINT, L.L.C.
K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.
K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC
K. HOVNANIAN AT SPARTA, L.L.C.
K. HOVNANIAN AT SPRINGCO, L.L.C.
K. HOVNANIAN AT STANTON, LLC
K. HOVNANIAN AT STATION SQUARE, L.L.C.
K. HOVNANIAN AT STONE CANYON, INC.
K. HOVNANIAN AT SUNRIDGE PARK, LLC
K. HOVNANIAN AT SUNSETS, LLC
K. HOVNANIAN AT SYCAMORE, INC.
K. HOVNANIAN AT TEANECK, L.L.C.
K. HOVNANIAN AT THE CLIFFS, LLC
K. HOVNANIAN AT THE CROSBY, LLC
K. HOVNANIAN AT THE GABLES, LLC
K. HOVNANIAN AT THE MONARCH, L.L.C.
K. HOVNANIAN AT THE PRESERVE, LLC
K. HOVNANIAN AT THOMPSON RANCH, LLC
K. HOVNANIAN AT THORNBURY, INC.
K. HOVNANIAN AT TRAIL RIDGE, LLC
K. HOVNANIAN AT TRENTON, L.L.C.
K. HOVNANIAN AT TROVATA, INC.
K. HOVNANIAN AT UNION TOWNSHIP I, INC.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.
K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.
K. HOVNANIAN AT UPPER MAKEFIELD I, INC.

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.
K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.
K. HOVNANIAN AT VAIL RANCH, INC.
K. HOVNANIAN AT VALLE DEL SOL, LLC
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.
K. HOVNANIAN AT VICTORVILLE, L.L.C.
K. HOVNANIAN AT VINELAND, L.L.C.
K. HOVNANIAN AT VISTA DEL SOL, L.L.C.
K. HOVNANIAN AT WANAQUE, L.L.C.
K. HOVNANIAN AT WARMINSTER, LLC
K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.
K. HOVNANIAN AT WASHINGTON, L.L.C.
K. HOVNANIAN AT WATERSTONE, LLC
K. HOVNANIAN AT WAYNE IX, L.L.C.
K. HOVNANIAN AT WAYNE, VIII, L.L.C.
K. HOVNANIAN AT WEST BRADFORD, L.L.C.
K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.
K. HOVNANIAN AT WEST WINDSOR, L.L.C.
K. HOVNANIAN AT WESTSHORE, LLC
K. HOVNANIAN AT WHEELER RANCH, LLC
K. HOVNANIAN AT WILDROSE, INC.
K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.
K. HOVNANIAN AT WILLOW BROOK, L.L.C.
K. HOVNANIAN AT WINCHESTER, LLC
K. HOVNANIAN AT WOODCREEK WEST, LLC
K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.
K. HOVNANIAN AT WOOLWICH I, L.L.C.
K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.
K. HOVNANIAN CLASSICS CIP, L.L.C.
K. HOVNANIAN CLASSICS, L.L.C.
K. HOVNANIAN COMMUNITIES, INC.
K. HOVNANIAN COMPANIES METRO D.C. NORTH, L.L.C.
K. HOVNANIAN COMPANIES NORTHEAST, INC.
K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.
K. HOVNANIAN COMPANIES OF MARYLAND, INC.
K. HOVNANIAN COMPANIES OF NEW YORK, INC.
K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.
K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.
K. HOVNANIAN COMPANIES OF VIRGINIA, INC.
K. HOVNANIAN COMPANIES, LLC
K. HOVNANIAN CONNECTICUT ACQUISITIONS, L.L.C.
K. HOVNANIAN CONSTRUCTION II, INC
K. HOVNANIAN CONSTRUCTION III, INC
K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.
K. HOVNANIAN DELAWARE ACQUISITIONS, L.L.C.
K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.
K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.
K. HOVNANIAN DEVELOPMENTS OF CONNECTICUT, INC.
K. HOVNANIAN DEVELOPMENTS OF D.C., INC.
K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.
K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.
K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.
K. HOVNANIAN DEVELOPMENTS OF INDIANA, INC.
K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.
K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.
K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.
K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.
K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.
K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.
K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.
K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.
K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.
K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.
K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.
K. HOVNANIAN FIRST HOMES, L.L.C.
K. HOVNANIAN FLORIDA REALTY, L.L.C.
K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, LLC
K. HOVNANIAN FOUR SEASONS AT GOLD HILL, LLC
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC
K. HOVNANIAN GREAT WESTERN HOMES, LLC
K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.
K. HOVNANIAN HOLDINGS NJ, L.L.C.
K. HOVNANIAN HOMES — DFW, L.L.C.
K. HOVNANIAN HOMES AT CAMERON STATION, LLC
K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.
K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.
K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.
K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.
K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.
K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.
K. HOVNANIAN HOMES AT JONES STATION 2, L.L.C.
K. HOVNANIAN HOMES AT MAXWELL PLACE, L.L.C.
K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.
K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.
K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC
K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.
K. HOVNANIAN HOMES OF D.C., L.L.C.
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.
K. HOVNANIAN HOMES OF GEORGIA, L.L.C.
K. HOVNANIAN HOMES OF HOUSTON, L.L.C.
K. HOVNANIAN HOMES OF INDIANA, L.L.C.
K. HOVNANIAN HOMES OF MARYLAND, L.L.C.
K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.
K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC
K. HOVNANIAN HOMES OF VIRGINIA, INC.
K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.
K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC
K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.
K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.
K. HOVNANIAN NORTHEAST SERVICES, L.L.C.
K. HOVNANIAN OF HOUSTON II, L.L.C.
K. HOVNANIAN OHIO REALTY, L.L.C.
K. HOVNANIAN OSTER HOMES, L.L.C.
K. HOVNANIAN PA REAL ESTATE, INC.
K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.
K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.
K. HOVNANIAN PROPERTIES OF RED BANK, INC.
K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.
K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.
K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.
K. HOVNANIAN STANDING ENTITY, L.L.C.
K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.
K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.
K. HOVNANIAN SUMMIT HOMES, L.L.C.
K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.
K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.
K. HOVNANIAN T&C INVESTMENT, L.L.C.
K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.
K. HOVNANIAN TIMBRES AT ELM CREEK, LLC
K. HOVNANIAN VENTURE I, L.L.C.
K. HOVNANIAN WINDWARD HOMES, LLC
K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BAILEY’S GLENN, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, LLC
K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT HEMET, LLC
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT LOS BANOS, LLC
K. HOVNANIAN’S FOUR SEASONS AT MORENO VALLEY, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, LLC
K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK II, LLC
K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.
K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.
K. HOVNANIAN’S FOUR SEASONS, LLC
K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.
K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.
KHIP, L.L.C.
LANDARAMA, INC.
M&M AT CHESTERFIELD, LLC
M&M AT CRESCENT COURT, L.L.C.
M&M AT WEST ORANGE, L.L.C.
M&M AT WHEATENA URBAN RENEWAL, L.L.C.
MATZEL & MUMFORD AT EGG HARBOR, L.L.C.
MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.
MCNJ, INC.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF KENTUCKY, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF MICHIGAN, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.
MMIP, L.L.C.
NATOMAS CENTRAL NEIGHBORHOOD HOUSING, L.L.C.
NEW LAND TITLE AGENCY, L.L.C.
PADDOCKS, L.L.C.
PARK TITLE COMPANY, LLC
PINE AYR, LLC
RIDGEMORE UTILITY, L.L.C.
SEABROOK ACCUMULATION CORPORATION
STONEBROOK HOMES, INC.

TERRAPIN REALTY, L.L.C.
THE HIGHLANDS CONDOMINIUMS AT METROSQUARE, L.L.C.
THE MATZEL & MUMFORD ORGANIZATION, INC
THE RESIDENCE AT DULLES PARKWAY CORPORATE CENTER, LLC
THE RESIDENCE AT GREENFIELD CROSSING, L.L.C.
WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.
WASHINGTON HOMES, INC.
WESTMINSTER HOMES OF ALABAMA, L.L.C.
WESTMINSTER HOMES OF MISSISSIPPI, LLC
WESTMINSTER HOMES OF TENNESSEE, INC.
WESTMINSTER HOMES, INC.
WH LAND I, INC.
WH PROPERTIES, INC.
WH/PR LAND COMPANY, L.L.C.
WOODLAND LAKE CONDOMINIUMS AT BOWIE NEW TOWN, L.L.C.